UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 22, 2014

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2014, the stockholders of Datawatch Corporation (“Datawatch”) approved the adoption of Datawatch’s Second Amended and Restated 2011 Equity Compensation and Incentive Plan (the “Amended 2011 Plan”), which amends the previous Amended and Restated 2011 Equity Compensation and Incentive Plan to increase the shares authorized for issuance under such plan by 700,000 shares to 2,275,392 shares. For a description of the material features of the Amended 2011 Plan, please refer to Datawatch’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on April 22, 2014, a copy of which was filed with the Securities and Exchange Commission on January 28, 2014 (File No. 000-19960) and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On April 23, 2014, Datawatch issued a press release reporting its financial results for its quarter ended March 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 2.02, including in Exhibit 99.1 attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Datawatch, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Equity Awards

On April 22, 2014, Datawatch granted awards of restricted stock units for shares of Datawatch common stock (“RSUs”) under the Amended 2011 Plan to the named executive officers of Datawatch, as follows:

Name and Position	Number of RSUs
Michael A. Morrison President and Chief Executive Officer	40,000
James Eliason Chief Financial Officer	20,000
Ben Plummer Chief Marketing Officer	20,000

All such RSUs provide for vesting over a three year period.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Datawatch was held on April 22, 2014, at which the stockholders voted on the following matters:

1.	The election of Richard de J. Osborne, James Wood, Thomas H. Kelly, Terry W. Potter, Christopher T. Cox, David C. Mahoney and Michael A. Morrison, constituting all of the directors of Datawatch, to the Board of Directors to serve for the ensuing year or until their respective successors are duly elected and qualified;

2.	The approval of the Amended 2011 Plan; and

3.	The ratification of the appointment of McGladrey LLP, Datawatch’s independent registered public accounting firm (“Auditor Ratification”).

Votes were cast as follows:

Director Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Richard de J. Osborne	5,670,526	398,019	2,604,378
James Wood	4,692,313	1,376,232	2,604,378
Thomas H. Kelly	5,602,954	465,591	2,604,378
Terry W. Potter	5,600,175	468,370	2,604,378
Christopher T. Cox	6,058,007	10,538	2,604,378
David C. Mahoney	5,603,286	465,259	2,604,378
Michael A. Morrison	6,055,098	13,447	2,604,378

Proposal	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Amended 2011 Plan	4,449,679	1,596,183	22,683	2,604,378
Auditor Ratification	8,667,682	2,080	3,161	-

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ James Eliason
Name:	James Eliason
Title:	Chief Financial Officer

Date: April 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 23, 2014.